RIMROCK FUNDS TRUST

(the “Trust”)

Rimrock Emerging Markets Corporate Credit Fund

SUPPLEMENT DATED FEBRUARY 6, 2023 TO THE SUMMARY PROSPECTUS, PROSPECTUS,
AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED SEPTEMBER 28, 2022

At the recommendation of Rimrock Capital Management, LLC, the Trust’s investment adviser, the Board of Trustees of the Trust (the “Board”) has approved the liquidation and termination of the Rimrock Emerging Markets Corporate Credit Fund (the “Fund” ) as a result of, among other factors, challenges faced by the Fund in conducting its business and operations in an economically viable manner under current market conditions. The Board approved the liquidation pursuant to the provisions of the Trust’s Agreement and Declaration of Trust after making a determination that the liquidation of the Fund is in the best interests of such Fund and its shareholders.

Effective immediately, shares of the Fund will no longer be available for purchase by new or existing investors. The liquidation of the Fund is scheduled to take place on or about February 28, 2023 (the “Liquidation Date”).

On or before the Liquidation Date, the Fund will seek to convert substantially all of its respective portfolio securities and other assets to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. As soon as practicable after the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record, as of the close of business on the Liquidation Date, all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Sell Your Fund Shares” in the Fund’s prospectus.

The Fund has the ability to distribute income and/or net capital gains on or prior to the Liquidation Date in order to reduce Fund-level taxes. For taxable shareholders, the automatic redemption on the Liquidation Date should generally be treated like other redemptions of shares, that is, as a sale by the shareholder that may result in a gain or loss to the shareholder for U.S. federal income tax purposes. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation.

Please retain this supplement with your Summary Prospectus, Prospectus and
Statement of Additional Information.